Events After the Reporting Period	12 Months Ended
Jun. 30, 2025
Notes and other explanatory information [abstract]
Events After the Reporting Period

Note 29. Events After the Reporting Period

The following events and transactions occurred subsequent to June 30, 2025:

On July 1, 2025, the Company announced the appointment of Mr Chaim (Dovi) Berger as a non-executive director.

On July 16, 2025, the Company announced the closing of an underwritten public offering of 1,200,000 American Depository Shares (“ADS”), with an ADS to-ordinary-share ratio of 1 to 60 (Comprising of 72,000,000 ordinary shares), at a price to the public of US$9.25 per ADS, for gross proceeds of US$11,100,000, before deducting underwriting discounts and offering expenses. On 17 July 2025 the Company’s underwriters also partially exercised their over-allotment option to purchase an additional 108,400 ADSs (Comprising of 6,504,000 ordinary shares) at the public offering price of US$9.25 per ADS for additional gross proceeds of US$1,002,700, before deducting underwriting discounts. As a result, the gross proceeds of the Company’s public offering, including the proceeds from the partial exercise of the over-allotment option, totaled US$12,102,700, before deducting underwriting discounts and offering expenses.

No other matter or circumstance has arisen since June 30, 2025, that has significantly affected, or may significantly affect the consolidated entity’s operations, the results of those operations, or the consolidated entity’s state of affairs in future financial years.

Notes to the Consolidated Financial Statements

For the Year Ended 30 June 2025